Basis of Preparation of the Financial Statements (Details)	Dec. 31, 2023 € / $	Dec. 31, 2023 ₪ / $	Jun. 30, 2023 € / $	Jun. 30, 2023 ₪ / $	Dec. 31, 2022 € / $	Dec. 31, 2022 ₪ / $	Jun. 30, 2022 € / $	Jun. 30, 2022 ₪ / $
Disclosure Of Basis Of Preparation [Abstract]
Foreign exchange rate	0	0	0.921	3.7	0.938	3.519	0.962	3.5
Average USD exchange rate	0	0	0.925	3.59	0.95	3.359	0.915	3.272